                                                                  Exhibit 99.1




                         REPORT OF INDEPENDENT AUDITORS



To the Board of Directors and Shareholders of Corporate Property Associates 15 Incorporated:

We have audited the accompanying combined statements of revenues and certain expenses of the properties acquired in connection with the merger of Carey Institutional Properties Incorporated with Corporate Property Associates 15 Incorporated (the Properties) for the years ended December 31, 2003, 2002 and 2001 (the Statement). This Statement is the responsibility of the management of Corporate Property Associates 15 Incorporated. Our responsibility is to express an opinion on the Statement based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Corporate Property Associates 15 Incorporated, as described in Note 1 to the Statement and are not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Properties for the years ended December 31, 2003, 2002 and 2001, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

New York, New York
November 12, 2004

                 CORPORATE PROPERTY ASSSOCIATES 15 INCORPORATED

              Combined Statements of Revenues and Certain Expenses
                                 (in thousands)



                                                              For the Six Months                     For the Year Ended
                                                                 Ended June 30,                          December 31,
                                                  -------------------------------------    -----------------------------------------
                                                               2004           2003            2003           2002              2001
                                                               ----           ----            ----           ----              ----
                                                                   (Unaudited)


Revenues:
   Rental revenues .................................         $27,057         $26,535         $52,244         $51,978         $49,459
   Other ...........................................             139              77             108             310              38
                                                             -------         -------         -------         -------         -------
                                                              27,196          26,612          52,352          52,288          49,497
                                                             -------         -------         -------         -------         -------

Certain expenses:
   Property ........................................             493             769           1,144             812             456
   Other ...........................................             111              17              46              54              24
                                                             -------         -------         -------         -------         -------
                                                                 604             786           1,190             866             480
                                                             -------         -------         -------         -------         -------

Revenues in excess of certain
   expenses ........................................         $26,592         $25,826         $51,162         $51,422         $49,017
                                                             =======         =======         =======         =======         =======

        The accompanying notes are an integral part of these statements.

                 CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED

         NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                                 (in thousands)

1. ACQUISITION OF PROPERTIES, BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

Acquisition of properties:
-------------------------

On September 1, 2004, Corporate Property Associates 15 Incorporated (the "Company") acquired interests in properties leased to 31 lessees on a single tenant net lease basis in connection with its merger with and acquisition of Carey Institutional Properties Incorporated, an affiliate. The properties acquired are generally commercial and industrial properties, all of which have remaining lease terms in excess of eight years.

Basis of presentation:
---------------------

The accompanying combined statements of revenues and certain expenses have been prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the actual operations of the properties for the periods presented. Certain items may not be comparable to the future operations of the properties. Excluded items consist of interest expense, depreciation and amortization, and other costs not directly related to the future operations of the properties. In the future there may be interest expense, depreciation and/or amortization expenses associated with these properties.

The combined statements of revenues and certain expenses for the six months ended June 30, 2004 and 2003 are unaudited. In the opinion of management, such financial statements reflect all necessary adjustments for a presentation of the revenues and certain expenses of the respective interim periods. All such adjustments are of a normal recurring nature.

Revenue recognition:
-------------------

The properties recognize rental revenue in accordance with the contractual provisions of the leases over their respective terms. The properties also recognize revenue for late fees and reimbursable costs that are included in other revenue as earned.

Use of estimates:
----------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                 CORPORATE PROPERTY ASSSOCIATES 15 INCORPORATED

                                 (in thousands)

2. REVENUES

Revenue is principally obtained from tenant rentals on a net lease basis whereby the tenant is responsible for substantially all operating expenses relating to the property including real estate taxes, insurance and maintenance and repairs. For the purpose of these financial statements, rental revenues include lease revenues from leases classified as operating leases and the Company's proportionate share of lease revenues from its equity investments.

Future minimum rents to be received under noncancelable leases in effect which terms expire between 2012 and 2024 are as follows:

          Year Ending December 31:
          ------------------------
          2004                                  $ 37,875
          2005                                    37,894
          2006                                    37,910
          2007                                    37,928
          2008                                    37,827
          Thereafter                             278,491